Exhibit 10.2

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

RANGE IMPACT, INC.

Warrant Shares: 500,000	Grant Date: August 17, 2026

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, Vetted Consultant, LLC d/b/a Vetted Portal or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Grant Date”) and on or prior to the close of business on the five (5) year anniversary of the Grant Date (the “Termination Date,” such period from the Grant Date to the Termination Date, the “Exercise Period”) but not thereafter, to subscribe for and purchase from Range Impact, Inc., a Nevada corporation (the “Company”), up to 500,000 shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Notwithstanding the foregoing, this Warrant shall not be exercisable until the date on which Milestone M5 in the Master Services Agreement (the “MSA”) entered into by the Company and the Holder, dated as of the date of this Warrant, is completed and accepted by the Company in accordance with the MSA (the “Vesting Date”). Prior to the Vesting Date, this Warrant shall not be exercisable in whole or in part.

Notwithstanding anything herein to the contrary, this Warrant shall be subject to the following provisions upon termination of the MSA prior to the Vesting Date:

(a) Termination by the Company. If the MSA is terminated by the Company for cause (due to the Holder’s material breach of the MSA), this Warrant shall automatically terminate and be of no further force or effect as of the effective date of such termination, without any consideration or payment to the Holder.

1

(b) Termination by the Holder. If the MSA is terminated by the Holder for cause (due to the Company’s material breach of the MSA) prior to the Vesting Date, this Warrant shall remain outstanding and shall vest and become exercisable on the effective date of such termination as if the Vesting Date had occurred.

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the MSA.

Section 2. Exercise.

(a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Grant Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed e-mail attachment of the Notice of Exercise in the form annexed hereto as Exhibit A. Within three (3) Trading Days following the Company’s receipt of the Notice of Exercise as aforesaid, which Notice of Exercise must be received by the Company prior to 11:00 a.m., New York, New York time to count as received on such date, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Business Day of receipt of such notice. The Holder and any permitted assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

(b) Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be $0.76 (the “Exercise Price”).

2

(c) Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. Warrant Shares purchased hereunder shall be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s prime broker with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is three (3) Trading Days after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, with payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 2(c)(vi) prior to the issuance of such shares, having been paid.

ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(c)(i) by the Warrant Share Delivery Date, the Company shall have five (5) additional Business Days following written notice from the Holder of such failure to cure such non-delivery (the “Cure Period”). If the Company fails to deliver the Warrant Shares to the Holder by the expiration of the Cure Period, then the Holder will have the right to rescind such exercise by delivering written notice of rescission to the Company at any time prior to the Company's actual delivery of such Warrant Shares. Upon any such rescission, the Company shall promptly return to the Holder any Exercise Price previously paid by the Holder in connection with such rescinded exercise, without interest, and this Warrant shall be deemed restored with respect to the number of Warrant Shares for which the exercise was rescinded as if such exercise had never occurred. For the avoidance of doubt, the Holder's right to rescind shall not limit or waive any other rights or remedies available to the Holder under this Warrant or applicable law arising from the Company's failure to timely deliver Warrant Shares, including, without limitation, the right to seek specific performance pursuant to Section 5(j) hereof.

3

iv. Cashless Exercise. If, at any time during the Exercise Period, the Company has failed to maintain an effective registration statement of the Company covering the Holder’s immediate resale of the Warrant Shares without any limitations, then the Holder may elect to receive Warrant Shares pursuant to a cashless exercise, in lieu of a cash exercise, equal to the value of this Warrant determined in the manner described below (or of any portion thereof remaining unexercised) by surrender of this Warrant and a Notice of Exercise, in which event the Company shall issue to Holder a number of Common Stock computed using the following formula:

X = Y (A-B)

Where:

X =	the number of Shares to be issued to Holder.

Y =	the number of Warrant Shares that the Holder elects to purchase under this Warrant (at the date of such calculation).

A =	the Market Price (at the date of such calculation).

B =	Exercise Price (as adjusted to the date of such calculation).

v. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

vi. Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto as Exhibit B duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise.

vii. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

4

(d) Lock-Up Restriction on Warrant Shares. The Holder agrees that, upon any exercise of this Warrant, in whole or in part, the Holder shall not, without the prior written consent of the Company, directly or indirectly, sell, offer to sell, contract to sell, grant any option to purchase, make any short sale of, pledge, hypothecate, or otherwise dispose of or transfer any Warrant Shares acquired upon such exercise (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of such Warrant Shares), for a period of ninety (90) days following the applicable exercise date (the “Lock-Up Period”). Following the expiration of the Lock-Up Period, the Holder shall not sell, transfer, or otherwise dispose of Warrant Shares in an amount exceeding ten percent (10%) of the average daily trading volume of the Common Stock (as reported on the Trading Market) during any five (5) consecutive Trading Day period (the “Leak-Out Restriction”), measured on a rolling basis for a period of ninety (90) days following the expiration of the Lock-Up Period (the “Leak-Out Period”). The Lock-Up Period and Leak-Out Restriction shall not apply to (i) transfers to Affiliates of the Holder, provided that such Affiliate agrees in writing to be bound by the terms of this paragraph, (ii) transfers in connection with a Fundamental Transaction approved by the Board of Directors of the Company, or (iii) sales made pursuant to a registration statement in connection with an underwritten offering in which the Company and underwriter have consented to the sale. Any purported sale or transfer in violation of this paragraph shall be null and void and the Company shall not be required to register or recognize any such sale or transfer on its books or records. The Company is hereby authorized to instruct its Transfer Agent to place restrictive legends and stop-transfer orders with respect to the Warrant Shares to enforce the restrictions set forth in this paragraph.

Section 3. Certain Adjustments.

(a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

5

(b) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

(c) Fundamental Transaction.

i. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction.

6

ii. Notwithstanding anything herein to the contrary, in connection with any Fundamental Transaction, the Company shall have the right, exercisable at its sole election by delivery of written notice (a “Forced Exercise Notice”) to the Holder no later than fifteen (15) calendar days prior to the anticipated closing date of such Fundamental Transaction, to require the Holder to either: (A) exercise this Warrant in full (or, if only a portion of this Warrant remains unexercised, such remaining portion) in accordance with Section 2 hereof within ten (10) Business Days following receipt of the Forced Exercise Notice, provided that if the conditions for a cashless exercise under Section 2(c)(iv) are then satisfied, the Holder may elect a cashless exercise; or (B) accept a cash payment from the Company (or its successor) in an amount equal to the Black-Scholes Value (as defined below) of the unexercised portion of this Warrant (the “Redemption Price”), payable concurrently with the closing of such Fundamental Transaction. If the Holder fails to deliver a Notice of Exercise or a written election to accept the Redemption Price within ten (10) Business Days following receipt of the Forced Exercise Notice, the Holder shall be deemed to have elected to accept the Redemption Price. Upon payment of the Redemption Price in full, this Warrant shall be deemed cancelled and of no further force or effect, and the Holder shall surrender this Warrant to the Company within three (3) Trading Days of receipt of such payment. For purposes of this Section 3(c), “Black-Scholes Value” shall mean the value of the unexercised portion of this Warrant as determined using the Black-Scholes Option Pricing Model, calculated as of the date of the Forced Exercise Notice, using the following inputs: (i) a price per share of Common Stock equal to the per-share consideration payable to holders of Common Stock in such Fundamental Transaction (or, if such consideration is not entirely in cash, the fair market value thereof as reasonably determined in good faith by the Board of Directors of the Company); (ii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of this Warrant; (iii) an expected volatility equal to the greater of (x) 100% and (y) the 100-day historical volatility of the Common Stock as reported by Bloomberg, L.P. for the period ending on the Trading Day immediately prior to the date of the Forced Exercise Notice; (iv) the Exercise Price then in effect; and (v) a remaining term equal to the time between the date of the Forced Exercise Notice and the Termination Date. In no event shall the Redemption Price be less than zero.

(d) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 15 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously disclose such information in compliance with applicable securities laws. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

7

Section 4. Transfer of Warrant.

(a) Transferability. Subject to (i) compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof and (ii) the prior consent of the Company, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date the Holder delivers an assignment form to the Company assigning this Warrant full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the Grant Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

(c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

(d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, provide to the Company (x) a written certification that the proposed transfer is being made in compliance with the Securities Act and all applicable state securities laws, (y) an opinion of counsel reasonably acceptable to the Company, in form and substance reasonably satisfactory to the Company, to the effect that such transfer may be made without registration under the Securities Act and applicable state securities laws, and (z) such other evidence as the Company may reasonably request to confirm that such transfer is being made pursuant to an available exemption from the registration requirements of the Securities Act and applicable state securities laws.

8

(e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5. Miscellaneous.

(a) No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to receive (i) notice of meetings, (ii) any voting or consent rights, (iii) dividends or (iv) any other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(c)(i), except as expressly set forth in Section 3.

(b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

(c) Business Day. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

(d) Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock enough shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

9

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

(e) Governing Law; Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the laws of the State of Nevada, without regard to conflict of law principles. Exclusive venue for any dispute shall be in the state or federal courts located in Cuyahoga County, Ohio.

(f) Effect of MSA Termination. This Warrant is granted in connection with and as consideration for the Services to be performed under the MSA. The rights and obligations under this Warrant are subject to and conditioned upon the terms of the MSA, including its termination provisions. In the event of any conflict between this Warrant and the MSA with respect to termination, the provisions of this Warrant shall control.

(g) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

10

(h) Nonwaiver. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder or the Company shall operate as a waiver of such right or otherwise prejudice the Holder’s or the Company’s, as appropriate, rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date.

(i) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the MSA.

(j) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

(l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

11

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

RANGE IMPACT, INC.

By:
Name:	Michael Cavanaugh
Title:	CEO

12

EXHIBIT A

NOTICE OF EXERCISE

To: RANGE IMPACT, INC.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) The undersigned’s payment of the Exercise Price shall be made as:

a “Cash Exercise” with respect to ________ Warrant Shares; and/or a “Cashless Exercise” with respect to ________ Warrant Shares.

(3) In the event that the undersigned conducted a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the undersigned shall pay the Aggregate Exercise Price in the sum of $_______ to the Company in accordance with the terms of the Warrant.

(4) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

_______________________________

[SIGNATURE OF HOLDER]

Name of Registered Holder: _________________________________________________________________________

Signature of Authorized Signatory of Registered Holder: __________________________________________________

Print Name of Authorized Signatory: __________________________________________________________________

Title of Authorized Signatory: ______________________________________________________________________

Date: __________________________________________________________________________________________

13

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)
Address:

(Please Print)
Dated: _______________ __, ______
Holder’s Signature: ______________________________
Holder’s Address: _______________________________

14